EXHIBIT 32.1

CERTIFICATION OF
PRESIDENT AND CHIEF EXECUTIVE OFFICER
OF RANGE RESOURCES CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350

               In connection with the accompanying report on Form 10-Q for the period ending September 30, 2004 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John H. Pinkerton, President and Chief Executive Officer of Range Resources Corporation (the “Company”), hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JOHN H. PINKERTON

John H. Pinkerton
October 27, 2004

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